MFS(R) NEW ENDEAVOR FUND

                      Supplement to the Current Prospectus

The description of the portfolio manager for the MFS New Endeavor Fund (the fund) is hereby restated as follows:

David E. Sette-Ducati is the portfolio manager of the fund. Mr. Sette-Ducati, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1995. Mr. Sette-Ducati became the portfolio manager of the fund effective May 24, 2001.

                  The date of this Supplement is June 19, 2001.